Exhibit 24

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Daniel J. Brutto
Daniel J. Brutto

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Susan Crown
Susan Crown

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Darrell L. Ford
Darrell L. Ford

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ James W. Griffith
James W. Griffith

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Jay L. Henderson
Jay L. Henderson

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Richard H. Lenny
Richard H. Lenny

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ David B. Smith, Jr.
David B. Smith, Jr.

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Pamela B. Strobel
Pamela B. Strobel

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints E. Scott Santi and Michael M. Larsen, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2022.

/s/ Anré D. Williams
Anré D. Williams